UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 2, 2016

Phillips 66 Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3010 Briarpark Drive, Houston, Texas 77042
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (855) 283-9237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 17, 2016, Phillips 66 Partners LP (the Partnership) entered into a Contribution, Conveyance and Assumption Agreement (the Contribution Agreement) with Phillips 66 Partners GP LLC, Phillips 66 Company, and Phillips 66 Project Development Inc. (P66 PDI), each a wholly owned subsidiary of Phillips 66. Pursuant to the Contribution Agreement, the Partnership agreed to acquire from P66 PDI, through a series of intercompany contributions, a 25 percent controlling limited liability company interest in Phillips 66 Sweeny Frac LLC (the Sweeny Fractionator Acquisition), which owns the assets described below (the Acquired Assets):

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Sweeny NGL Fractionator. A newly constructed natural gas liquids (NGL) fractionator located within Phillips 66's Sweeny refinery complex in Old Ocean, Texas. The Sweeny NGL Fractionator has a processing capacity of 100,000 barrels per day. The fractionator uses distillation to process a raw (Y-grade) NGL stream into its individual purity components, such as propane and butane.

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Clemens Caverns. A newly constructed underground salt dome NGL storage facility located near Brazoria, Texas. The Clemens Caverns facilitate handling of Y-grade NGL for input into the Sweeny NGL Fractionator, as well as storage of purity NGL products produced by the fractionator.

The Sweeny Fractionator Acquisition closed on March 1, 2016.
The Sweeny Fractionator Acquisition was a transfer of businesses between entities under common control, which requires it to be accounted for as if the transfer had occurred at the beginning of the period of transfer, with financial statements for prior periods retrospectively adjusted to furnish comparative information. Accordingly, the Partnership is providing financial statements and related notes with retrospective adjustments to include the results of operations and financial position of the Acquired Assets for all periods presented in the Partnership's 2015 Form 10-K filed with the Securities and Exchange Commission on February 12, 2016 (the Partnership's 2015 Form 10-K).

Included herein as Exhibit 99.3 are the audited consolidated financial statements of the Partnership as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015. These audited consolidated financial statements give retrospective effect to the Sweeny Fractionator Acquisition. These audited consolidated financial statements update Item 8 in the Partnership's 2015 Form 10-K. Included herein as Exhibit 99.1 is Selected Financial Data, which is derived from the audited consolidated financial statements, and updates Item 6 in the Partnership's 2015 Form 10-K. Included herein as Exhibit 99.2 is Management's Discussion and Analysis of Financial Condition and Results of Operations, which updates Item 7 in the Partnership's 2015 Form 10-K; and Quantitative and Qualitative Disclosure about Market Risk, which updates Item 7A in the Partnership's 2015 Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.		Description

23.1	—	Consent of Ernst & Young LLP, independent registered public accounting firm.

23.2	—	Consent of Deloitte & Touche LLP, independent registered pubic accounting firm of DCP Sand Hills Pipeline, LLC and DCP Southern Hills Pipeline, LLC.

99.1	—	Selected Financial Data.

99.2	—	Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.3	—	Audited Consolidated Financial Statements of Phillips 66 Partners LP.

99.4	—	Selected Quarterly Financial Data (Unaudited)

101.INS	—	XBRL Instance Document.

101.SCH	—	XBRL Schema Document.

101.CAL	—	XBRL Calculation Linkbase Document.

101.LAB	—	XBRL Labels Linkbase Document.

101.PRE	—	XBRL Presentation Linkbase Document.

101.DEF	—	XBRL Definition Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHILLIPS 66 PARTNERS LP

By: Phillips 66 Partners GP LLC, its general partner

/s/ Chukwuemeka A. Oyolu
Chukwuemeka A. Oyolu Vice President and Controller (Chief Accounting and Duly Authorized Officer)

May 2, 2016

INDEX TO EXHIBITS

Exhibit
No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

23.2	Consent of Deloitte & Touche LLP, independent registered public accounting firm of DCP Sand Hills Pipeline, LLC and DCP Southern Hills Pipeline, LLC.

99.1	Selected Financial Data.

99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Audited Consolidated Financial Statements of Phillips 66 Partners LP.

99.4	Selected Quarterly Financial Data (Unaudited)

101.INS	XBRL Instance Document.

101.SCH	XBRL Schema Document.

101.CAL	XBRL Calculation Linkbase Document.

101.LAB	XBRL Labels Linkbase Document.

101.PRE	XBRL Presentation Linkbase Document.

101.DEF	XBRL Definition Linkbase Document.

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